UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 16, 2007

                            WATERFORD GAMING, L.L.C.
                          -----------------------------
             (Exact name of Registrant as specified in its charter)

      Delaware                     333-17795                  06-1465402
 ------------------             ---------------           ----------------
 (State or other                (Commission File          (I.R.S. Employer
  jurisdiction of                Number)                   Identification
  incorporation or                                         Number)
  organization)


             914 Hartford Turnpike
                  P.O. Box 715
                 Waterford, CT                      06385
    ---------------------------------------       -----------
    (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code: (860)442-4559

Item 8.01

On January 16, 2007, the Mohegan Tribal Gaming Authority (the "Authority") filed Form 8-K, relating to the posting on January 16, 2007, on its website its Slot Machine Statistical Reports for Mohegan Sun and Mohegan Sun at Pocono Downs containing statistics relating to slot handle, gross slot win, gross slot hold percentage, Connecticut slot win contributions, Pennsylvania gaming taxes and weighted average number of slot machines. The Slot Machine Statistical Reports include these statistics on a monthly basis for the three months ended December 31, 2006 and the fiscal year ended September 30, 2006 for Mohegan Sun, and for the period from inception of slot operations (November 10, 2006) to December 31, 2006 for Mohegan Sun at Pocono Downs, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report on Form 8-K, Securities and Exchange Commission file reference no. 033-80655.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         WATERFORD GAMING, L.L.C.






Date: January 17, 2007                   By:/s/Len Wolman
                                            Len Wolman, Chief Executive Officer